Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Overview

On May 6, 2020, MEDNAX, Inc., a Florida corporation (the “Company”), through MEDNAX Services, Inc., a Florida corporation and wholly-owned subsidiary of the Company, entered into a Securities Purchase Agreement with NMSC II, LLC, a Delaware limited liability company (“Buyer”) and an affiliate of North American Partners in Anesthesia (“NAPA”), pursuant to which Buyer acquired all of the outstanding capital stock (the “Transaction”) of American Anesthesiology, Inc., a Florida corporation (“American Anesthesiology”), which comprised the Company’s anesthesiology medical group. The Transaction includes four primary elements of value. These include the receipt by MEDNAX of $50 million of cash at closing, subject to certain customary adjustments. In addition, MEDNAX retained the accounts receivable of American Anesthesiology, which, net of various other working capital items, approximated $110 million as of March 31, 2020. The Company also retained a contingent economic interest in the success of NAPA with a value ranging from $0 to $250 million based upon the multiple of invested capital returned to NAPA’s owners upon exit of the investment. MEDNAX will begin to receive a payment on its economic interest at an exit multiple of 2.0, with such payment reaching $250 million at an exit multiple of 5.0. The fair value of this contingent consideration is not estimable at this time as the valuation of such consideration is currently in process. The fourth element of economic value for MEDNAX in the Transaction is the immediate cessation of cash losses related to American Anesthesiology.

The divestiture of the anesthesiology medical group is considered a significant disposition for the Company. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial information in accordance with Article 11 of Regulation S-X.

The Company presented its operations for the anesthesiology medical group as held and used in its consolidated financial statements included in the Company’s Form 10-Q for the three months ended March 31, 2020. The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2020 and for the years ended December 31, 2019, 2018 and 2017 give effect to the divestiture of the anesthesiology medical group as if it occurred on January 1, 2017. The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the divestiture of the anesthesiology medical group as if it occurred on March 31, 2020, the end of the most recent period for which a balance sheet is required.

The accompanying unaudited pro forma condensed consolidated financial information should be read in conjunction with (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and (ii) the unaudited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

The accompanying unaudited pro forma condensed consolidated financial information is presented based on assumptions, adjustments and currently available information described in the accompanying notes and is intended for informational purposes only. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been had the divestiture of the anesthesiology medical group been completed on the dates assumed. The unaudited pro forma condensed consolidated statements do not reflect future events that may occur after the divestiture, including potential general and administrative cost savings. In addition, it is not necessarily indicative of the Company’s future results of operations or financial condition.

MEDNAX, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2020

(in thousands)

	As Reported	Pro Forma Adjustments (a)		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$312,155	(19)		$312,136
Short-term investments	85,041	—		85,041
Accounts receivable, net	476,991	—		476,991
Prepaid expenses	19,409	(2,129)		17,280
Income taxes receivable	26,449	—		26,449
Other current assets	20,851	(7,964)		12,887

Total current assets	940,896	(10,112)		930,784
Property and equipment, net	100,227	(900)		99,327
Goodwill	2,710,292	(545,272)		2,165,020
Intangible assets, net	263,308	(60,034)		203,274
Operating lease right-of-use assets	79,810	(4,234)		75,576
Deferred income taxes	132,783	(42,810	) (b)	89,973
Other assets	92,346	(192)		92,154

Total assets	$4,319,662	(663,554)		$3,656,108

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$323,363	(54,806)		$268,557
Current portion of lease liabilities	23,037	(1,526)		21,511

Total current liabilities	346,400	(56,332)		290,068
Line of credit	368,500	(10,723	) (c)	357,777
Long-term debt and finance lease liabilities, net	1,733,469	—		1,733,469
Long-term operating lease liabilities	62,238	(3,155)		59,083
Long-term professional liabilities	238,347	—		238,347
Deferred income taxes	61,975	(7,194	) (b)	54,781
Other liabilities	21,337	—		21,337

Total liabilities	2,832,266	(77,404)		2,754,862

Commitments and contingencies

Total equity	1,487,396	(586,150	) (d)	901,246

Total liabilities and equity	$4,319,662	(663,554)		$3,656,108

See notes to unaudited Pro Forma Consolidated Financial Statements.

MEDNAX, INC.

UNAUDITED PRO FORMA CONSDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Three Months Ended March 31, 2020

(in thousands, except per share data)

	As Reported	Pro Forma Adjustments (e)		Pro Forma
Net revenue	$845,918	$(284,068)		$561,850

Operating expenses:
Practice salaries and benefits	652,721	(253,264)		399,457
Practice supplies and other operating expenses	25,264	142		25,406
General and administrative expenses	105,235	(17,677	) (f)	87,558
Depreciation and amortization	18,673	(4,323)		14,350
Transformational and restructuring related expenses	30,907	(1,769)		29,138

Total operating expenses	832,800	(276,891)		555,909

Income from operations	13,118	(7,177)		5,941
Investment and other expense	(679)	—		(679)
Interest expense	(27,608)	37	(g)	(27,571)
Equity in earnings of unconsolidated affiliates	1,345	—		1,345

Total non-operating expenses	(26,942)	37		(26,905)

Loss from continuing operations before income taxes	(13,824)	(7,140)		(20,964)
Income tax provision	(2,286)	1,327	(h)	(959)

Loss from continuing operations	$(16,110)	$(5,813)		$(21,923)

Per common and common equivalent share data:

Loss from continuing operations:
Basic	$(0.20)	$(0.06)		$(0.26)

Diluted	$(0.20)	$(0.06)		$(0.26)

Weighted average common shares:
Basic	82,799	82,799		82,799

Diluted	82,799	82,799		82,799

MEDNAX, INC.

UNAUDITED PRO FORMA CONSDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2019

(in thousands, except per share data)

	As Reported	Pro Forma Adjustments (e)		Pro Forma
Net revenue	$3,513,542	$(1,250,360)		$2,263,182

Operating expenses:
Practice salaries and benefits	2,508,778	(1,008,513)		1,500,265
Practice supplies and other operating expenses	112,766	(12,391)		100,375
General and administrative expenses	404,643	(76,804	) (f)	327,839
Depreciation and amortization	78,860	(28,069)		50,791
Transformation and restructuring related expenses	95,329	(8,640)		86,689
Goodwill impairment	1,449,215	(1,331,291)		117,924

Total operating expenses	4,649,591	(2,465,708)		2,183,883

(Loss) income from operations	(1,136,049)	1,215,348		79,299
Investment and other income	5,671	(3)		5,668
Interest expense	(119,381)	448	(g)	(118,933)
Equity in earnings of unconsolidated affiliates	7,779	(39)		7,740

Total non-operating expenses	(105,931)	406		(105,525)

Loss from continuing operations before income taxes	(1,241,980)	1,215,754		(26,226)
Income tax benefit (provision)	91,886	(120,650	) (h)	(28,764)

Loss from continuing operations	$(1,150,094)	$1,095,104		$(54,990)

Per common and common equivalent share data:

Loss from continuing operations:
Basic	$(13.78)	$13.12		$(0.66)

Diluted	$(13.78)	$13.12		$(0.66)

Weighted average common shares:
Basic	83,495	83,495		83,495

Diluted	83,495	83,495		83,495

MEDNAX, INC.

UNAUDITED PRO FORMA CONSDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2018

(in thousands, except per share data)

	As Reported	Pro Forma Adjustments (e)		Pro Forma
Net revenue	$3,454,810	$(1,287,662)		$2,167,148

Operating expenses:
Practice salaries and benefits	2,426,376	(1,024,600)		1,401,776
Practice supplies and other operating expenses	108,851	(14,664)		94,187
General and administrative expenses	403,934	(83,269	) (f)	320,665
Depreciation and amortization	83,832	(30,128)		53,704

Total operating expenses	3,022,993	(1,152,661)		1,870,332

Income from operations	431,817	(135,001)		296,816
Investment and other income	5,211	3		5,214
Interest expense	(88,789)	557	(g)	(88,232)
Equity in earnings of unconsolidated affiliates	6,825	—		6,825

Total non-operating expenses	(76,753)	560		(76,193)

Income from continuing operations before income taxes	355,064	(134,441)		220,623
Income tax provision	(96,453)	34,761	(h)	(61,692)

Income from continuing operations	$258,611	$(99,680)		$158,931

Per common and common equivalent share data:

Income from continuing operations:
Basic	2.84	$(1.10)		$1.74

Diluted	2.82	$(1.09)		$1.73

Weighted average common shares:
Basic	91,104	91,104		91,104

Diluted	91,606	91,606		91,606

MEDNAX, INC.

UNAUDITED PRO FORMA CONSDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2017

(in thousands, except per share data)

	As Reported	Pro Forma Adjustments (e)		Pro Forma
Net revenue	$3,253,391	$(1,327,634)		$1,925,757

Operating expenses:
Practice salaries and benefits	2,227,335	(1,000,067)		1,227,268
Practice supplies and other operating expenses	106,444	(14,798)		91,646
General and administrative expenses	385,864	(86,888	) (f)	298,976
Depreciation and amortization	78,856	(33,487)		45,369

Total operating expenses	2,798,499	(1,135,240)		1,663,259

Income from operations	454,892	(192,394)		262,498
Investment and other income	4,385	—		4,385
Interest expense	(74,556)	604	(g)	(73,952)
Equity in earnings of unconsolidated affiliates	952	—		952

Total non-operating expenses	(69,219)	604		(68,615)

Income from continuing operations before income taxes	385,673	(191,790)		193,883
Income tax provision	(80,231)	74,253	(h)	(5,978)

Income from continuing operations	$305,442	$(117,537)		$187,905

Per common and common equivalent share data:

Income from continuing operations:
Basic	$3.31	$(1.28)		$2.03

Diluted	$3.29	$(1.27)		$2.02

Weighted average common shares:
Basic	92,431	92,431		92,431

Diluted	92,958	92,958		92,958

MEDNAX, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)	Adjustment reflects the assets and liabilities of the anesthesiology medical group, which were previously classified as held and used, unless otherwise noted.

(b)	Adjustment reflect the estimated impacts on deferred tax assets and liabilities resulting from the transaction.

(c)

Adjustment reflects the use of cash proceeds from the sale of the anesthesiology medical group, net of working capital adjustments, to repay debt. The Company did not include a pro forma asset for the contingent consideration that may be payable to the Company as the fair value of such contingent consideration was not able to be estimated on the date of sale as the valuation of such contingent consideration was not yet complete.

(d)

Adjustment reflects the estimated loss on the sale of the anesthesiology service line. Any change to the estimated loss on sale will be recorded upon completion of the determination of final net proceeds, net assets sold on the closing date of May 6, 2020 and valuation of the contingent consideration referred to in (c).

(e)	Adjustments reflect the revenue and expenses that are directly allocated to the anesthesiology medical group.

(f)

Adjustments do not include general and administrative expenses related to corporate overhead that represent various support services provided to the anesthesiology medical group. Because such expenses are allocated but not specifically identifiable to the anesthesiology medical group, they are required to be presented as continuing operations.

(g)	Adjustment includes the estimated decrease in interest expense from the use of net cash proceeds from the sale of the anesthesiology medical group to repay debt.

(h)	Adjustment reflects the tax effects of the anesthesiology medical group divestiture to achieve the pro forma tax for the continuing operations of the Company.

MEDNAX, INC.

PRO FORMA NON-GAAP FINANCIAL MEASURES

The Company uses certain non-accounting principles generally accepted in the United States of America (“GAAP”) measures in its results of operations. The Company has incurred certain expenses related to transformational and restructuring related expenses that are project-based and periodic in nature. Accordingly, beginning with the first quarter of 2019, the Company began reporting Adjusted earnings before interest, taxes and depreciation and amortization (“EBITDA”) from continuing operations, defined as income (loss) from continuing operations before interest, taxes, depreciation and amortization, and transformational and restructuring related expenses. Adjusted earnings per share (“Adjusted EPS”) from continuing operations has also been further adjusted for these items and beginning with the first quarter of 2019 consists of diluted income (loss) from continuing operations per common and common equivalent share adjusted for amortization expense, stock-based compensation expense and transformational and restructuring related expenses. Adjusted EBITDA and Adjusted EPS have also been adjusted for the non-cash goodwill impairment charge recorded during the third quarter of 2019. Historical periods do not include any material items that meet the current definition of transformational and restructuring related expenses or goodwill impairment, so although the Company is retrospectively presenting historical periods for the new definitions, no adjustments are reflected for these items. The Company believes these measures, in addition to income (loss) from continuing operations, income (loss) and diluted net income (loss) from continuing operations per common and common equivalent share, provide investors with useful supplemental information to compare and understand the underlying business trends and performance across reporting periods on a consistent basis. These measures should be considered a supplement to, and not a substitute for, financial performance measures determined in accordance with GAAP. In addition, since these non-GAAP measures are not determined in accordance with GAAP, they are susceptible to varying calculations and may not be comparable to other similarly titled measures of other companies. The reconciliations for these non-GAAP financial measures are included on the following pages.

MEDNAX, Inc.

Reconciliation of Pro Forma (Loss) Income from Continuing Operations to Pro Forma Adjusted EBITDA from Continuing Operations

(in thousands)

(Unaudited)

Three Months Ended March 31,
2020
Pro forma loss from continuing operations	$(21,923)
Interest expense	27,571
Income tax provision	959
Depreciation and amortization	14,350
Transformational and restructuring related expenses	29,138

Pro forma Adjusted EBITDA from continuing operations	$50,095

	Years Ended December 31,
	2019	2018	2017
Pro forma (loss) income from continuing operations	$(54,990)	$158,931	$187,905
Interest expense	118,933	88,232	73,952
Income tax provision	28,764	61,692	5,978
Depreciation and amortization	50,791	53,704	45,369
Transformational and restructuring related expenses	86,689	—	—
Goodwill impairment	117,924	—	—

Pro forma Adjusted EBITDA from continuing operations	$348,111	$362,559	$313,204

MEDNAX, Inc.

Reconciliation of Pro Forma Diluted (Loss) Income from Continuing Operations per Share to Pro Forma Adjusted Income from Continuing Operations per Diluted Share (“Pro Forma Adjusted EPS”)

(in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2020
Weighted average diluted shares outstanding	82,799
Pro forma loss from continuing operations and diluted income from pro forma continuing operations per share	$(21,923)	$(0.26)
Adjustments (1):
Amortization (net of tax of $1,017)	3,051	0.04
Transformational and restructuring related expenses (net of tax of $7,284)	21,853	0.26

Pro forma adjusted income and diluted EPS from continuing operations	$2,981	$0.04

(1)	Effective tax rate of 25.0% was used to calculate the tax effects of the adjustments, representing the Company’s statutory income tax rate.

	Years Ended December 31,
	2019		2018		2017
Weighted average diluted shares outstanding	83,495		91,606		92,958
Pro forma (loss) income from continuing operations and diluted income from continuing operations per share	$(54,990)	$(0.66)	$158,931	$1.73	$187,905	$2.02
Adjustments (1):
Amortization (net of tax of $6,791, $7,312 and $8,112)	20,372	0.24	21,936	0.24	24,335	0.26
Transformational and restructuring related expenses (net of tax of $21,672)	65,017	0.78	—	—	—	—
Goodwill impairment (net of tax of $7,924)	110,000	1.32	—	—	—	—

Pro forma adjusted income and diluted EPS from continuing operations	$140,399	$1.68	$180,867	$1.97	$212,240	$2.28

(1)	Effective tax rate of 25.0% was used to calculate the tax effects of the adjustments, representing the Company’s statutory income tax rate.